                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,361,387.64

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $99,118.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,262,269.64

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $16.12

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.17

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $14.95

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $74,279.96

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                         $7,844.72

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $66,435.24

          (j)      Scheduled Payments due in such Collection Period                                    $1,071,888.44

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,069,453.88

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $18,827,321.84

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $17,498,616.93

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9294268

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $52,926.16

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,255.15

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.63

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $14,879.62

          (b)      Distributions (to) from Collection Account                                              $5,671.93
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $63.78

          (d)      Ending Payahead Account Balance                                                        $20,615.33

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $16,623,686.10
                          Spread Account Balance                                                       $6,119,694.10

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $131,815.86

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $18,701.65

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $151,739.63

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  79
                          Aggregate Gross Amount                                                         $431,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  70
                          Aggregate Gross Amount                                                         $468,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.76%

          (b)      Average Delinquency Ratio                                                                    4.56%

          (c)      Cumulative Default Ratio                                                                    19.53%

          (d)      Cumulative Net Loss Ratio                                                                   14.69%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,614,502.53
     LOCK BOX NSF ITEMS:                                                                                  (18,967.52)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (5,671.93)
     COLLECTION ACCOUNT INTEREST                                                                            4,863.55
     PAYAHEAD ACCOUNT INTEREST                                                                                 63.78
     TOTAL COLLECTION PROCEEDS:                                                                         1,594,790.41
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  18,827,321.84
                                 Principal portion of payments collected (non-prepayments)                               718,968.76
                                 Prepayments in full allocable to principal                                              396,153.00
                          Collections allocable to principal                                            1,115,121.76
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      61,843.50
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,176,965.26

                   Realized Losses                                                                        151,739.63
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     17,498,616.96

          INTEREST
                          Collections allocable to interest                                               350,485.12
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        67,340.03
                                                                                                      ---------------
                   Total Interest                                                                         417,825.15

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                17,885,955.74
          Beginning of Period Class B Principal Balance                                                   941,366.07

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,987,878.25
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           21,547.29
          Aggregate Payahead Balance                                                                       20,551.55
          Aggregate Payahead Balance for preceding Distribution Date                                       14,879.62
          Interest Earned on Payahead Balances                                                                 63.78
          Scheduled Payments due in Collection Period                                                   1,071,888.44
          Scheduled Payments collected in Collection Period                                             1,069,453.88
          Aggregate Amount of Realized Losses for preceding Distribution Date                             151,739.63

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                 79     431,000.00
          60+ days delinquent                                                                                     70     468,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close               899,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          112,735.70
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.04%
          Delinquency Ratio for third preceding Determination Date                                              3.87%

          Cumulative Defaults for preceding Determination Date                                         17,251,238.59

          Cumulative Net Losses for preceding Determination Date                                       12,970,827.09

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,465,606.88
                          Liquidation Proceeds                                                             61,843.50
                          Recoveries                                                                       67,340.03
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     1,594,790.41

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       718,968.76
                          Prepayments in full allocable to principal                                      396,153.00
                          Principal Balance of Liquidated Receivables                                     213,583.13
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,328,704.89

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,328,704.89
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,262,269.64
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,262,269.64

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           17,885,955.74
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   99,118.00

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,328,704.89
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  66,435.24

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                              941,366.07
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                           7,844.72

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            1,594,790.41
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,361,387.64
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                  7,844.72
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  66,435.24
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      235.34
                   Standby Servicer distributions                                                           1,255.15
                   Servicer distributions                                                                  52,926.16
                   Collateral Agent distributions                                                             235.34
                   Reimbursement Obligations                                                               18,701.65
                                                                                                      ---------------
                                                                                                           85,769.17

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                               Use
                                                                                                               ---
  (i)       Standby Fee                                                                                     1,255.15
            Servicing Fee (2.0%)                                                                           31,378.87
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         21,547.29
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       235.34
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              235.34
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                          99,118.00
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                          99,118.00
  (viii)(A) Class B Coupon Interest - Unadjusted                                                            7,844.72
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                  7,844.72
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,262,269.64
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,262,269.64
  (vi)      Certificate Insurer Premium                                                                     4,848.58
            Certificate Insurer Premium Supplement                                                         13,853.07
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              66,435.24
            Class B Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class B Principal Shortfall                                                           0.00
            Adjustment for Prior Month Overpayment                                                         66,435.24
       (C)  Excess Interest Amount for Deposit in Spread Account                                           85,769.17




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                17,885,955.74
                   Class A Principal Distributions                                                      1,262,269.64
          Class A End of Period Principal Balance                                                      16,623,686.10

          Class B Beginning of Period Principal Balance                                                   941,366.07
                   Class B Principal Distributable Amount                                                  66,435.24
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                     874,930.83
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                      874,930.83

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,594,790.41
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     153,769.99
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,441,020.42

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,441,020.42
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                       7,844.72
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,433,175.70

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,433,175.70
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,262,269.64
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          170,906.06

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      170,906.06
     (vi) Certificate Insurer Premium                                                                       4,848.58
     (v)  Certificate Insurer Premium Supplement                                                           13,853.07
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          152,204.41

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       152,204.41
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           66,435.24
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                85,769.17
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  85,769.17
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                 899,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                    899,000.00

                          Aggregate Gross Principal Balance as of the close of                         18,884,424.95
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.76%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.76%
                          Delinquency Ratio for second preceding Determination Date                             5.04%
                          Delinquency Ratio for third preceding Determination Date                              3.87%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.56%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,251,238.59
                                 Current Period Defaulted Receivables                                     112,735.70
                                                                                                      ---------------
                                 Total                                                                 17,363,974.29

                                 Cumulative Defaulted Receivables                                      17,363,974.29
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    19.53%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          213,583.13

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (129,183.53)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                    84,399.60
                                 Cumulative Previous Net Losses                                        12,970,827.09
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,055,226.69
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   14.69%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      21.07
          Weighted Average Annual Percentage Rate                                                              20.23%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       1,749,861.69
                          15% of Outstanding Certificate Balance                                                       2,624,792.54
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          16,623,686.10

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             17,498,616.93
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               16,623,686.10
          Beginning of Period Spread Account Balance                                                    5,987,878.25
          Spread Account Deposit (Withdrawal) from Current Distributions                                   85,769.17
          Transfer (to) from Cross-Collateralized Spread Accounts                                          24,460.22
          Required addition to/(eligible withdrawal from) Spread Account                               10,525,578.47
          Earnings on Spread Account Balance                                                               21,586.47
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 6,119,694.10



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,626,911.82

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $132,410.01

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,494,501.81

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $18.59

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.51

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $17.08

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $174,247.03

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $15,047.15

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $159,199.88

          (j)      Scheduled Payments due in such Collection Period                                    $1,255,063.89

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,195,446.02

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $24,963,395.12

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $23,659,451.51

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9477658

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $57,394.87

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,664.23

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.66

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $18,669.46

          (b)      Distributions (to) from Collection Account                                              $3,386.81
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $70.98

          (d)      Ending Payahead Account Balance                                                        $22,127.25

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $22,220,723.53
                          Spread Account Balance                                                       $4,964,003.96

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $57,847.49

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $24,998.31

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $220,256.40

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 108
                          Aggregate Gross Amount                                                         $812,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                  57
                          Aggregate Gross Amount                                                         $510,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.17%

          (b)      Average Delinquency Ratio                                                                    4.78%

          (c)      Cumulative Default Ratio                                                                    19.30%

          (d)      Cumulative Net Loss Ratio                                                                   14.62%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,902,371.98
     LOCK BOX NSF ITEMS:                                                                                  (18,818.05)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (3,386.81)
     COLLECTION ACCOUNT INTEREST                                                                            5,606.61
     PAYAHEAD ACCOUNT INTEREST                                                                                 70.98
     TOTAL COLLECTION PROCEEDS:                                                                         1,885,844.71
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  24,963,395.12
                                 Principal portion of payments collected (non-prepayments)                               787,438.04
                                 Prepayments in full allocable to principal                                              494,161.00
                          Collections allocable to principal                                            1,281,599.04
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      71,304.35
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,352,903.39

                   Realized Losses                                                                        220,256.40
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     23,390,235.32

          INTEREST
                          Collections allocable to interest                                               408,007.98
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       124,933.34
                                                                                                      ---------------
                   Total Interest                                                                         532,941.32

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               23,715,225.33
           Beginning of Period Class B Principal Balance                                                1,597,927.87

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,906,156.47
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          15,789.21
           Aggregate Payahead Balance                                                                      22,056.27
           Aggregate Payahead Balance for preceding Distribution Date                                      18,669.46
           Interest Earned on Payahead Balances                                                                70.98
           Scheduled Payments due in Collection Period                                                  1,255,063.89
           Scheduled Payments collected in Collection Period                                            1,195,446.02
           Aggregate Amount of Realized Losses for preceding Distribution Date                            220,256.40

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                               108     812,000.00
           60+ days delinquent                                                                                    57     510,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            1,322,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                          99,877.10
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            4.77%
           Delinquency Ratio for third preceding Determination Date                                             4.41%

           Cumulative Defaults for preceding Determination Date                                        17,678,822.60

           Cumulative Net Losses for preceding Determination Date                                      13,374,670.34

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,689,607.02
                           Liquidation Proceeds                                                            71,304.35
                           Recoveries                                                                     124,933.34
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    1,885,844.71

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      787,438.04
                           Prepayments in full allocable to principal                                     494,161.00
                           Principal Balance of Liquidated Receivables                                    291,560.75
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,573,159.79

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,573,159.79
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,494,501.81
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,494,501.81

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          23,715,225.33
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 132,410.01

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,573,159.79
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 78,657.99

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           1,597,927.87
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         15,047.15

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           1,885,844.71
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,626,911.82
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                15,047.15
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 78,657.99
                    Class B Principal Carryover Shortfall                                                 349,758.10
                    Trustee distributions                                                                     312.04
                    Standby Servicer distributions                                                          1,664.23
                    Servicer distributions                                                                 57,394.87
                    Collateral Agent distributions                                                            316.41
                    Reimbursement Obligations                                                              24,998.31
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                349,758.10
                                                                                                      ---------------
                                                                                                          349,758.10

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     1,664.23
            Servicing Fee (2.0%)                                                                           41,605.66
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         15,789.21
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       312.04
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              316.41
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection Periods                                          0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         132,410.01
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         132,410.01
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           15,047.15
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 15,047,15
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,494,501.81
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,494,501.81
  (vi)      Certificate Insurer Premium                                                                     6,481.04
            Certificate Insurer Premium Supplement                                                         18,517.27
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              78,657.99
            Class B Principal Carryover Shortfall - Previous Month(s)                                     349,758.10
            Current Month Class B Principal Shortfall                                                    (269,216.20)
            Adjusted Class B Principal Distributable Amount                                               159,199.88
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                23,715,225.33
                   Class A Principal Distributions                                                      1,494,501.81
          Class A End of Period Principal Balance                                                      22,220,723.53

          Class B Beginning of Period Principal Balance                                                 1,597,927.87
                   Class B Principal Distributable Amount                                                 159,199.88
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,438,727.99
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,438,727.99

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,885,844.71
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     192,097.56
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,693,747.15

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,693,747.15
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      15,047.15
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,678,700.00

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,678,700.00
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,494,501.81
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          184,198.19

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      184,198.19
     (vi) Certificate Insurer Premium                                                                       6,481.04
     (v)  Certificate Insurer Premium Supplement                                                           18,517.27
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          159,199.88

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       159,199.88
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           78,657.99
     (iii)Prior month(s) carryover shortfalls                                                             349,758.10
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (269,216.20)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (269,216.20)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,322,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,322,000.00

                          Aggregate Gross Principal Balance as of the close of                         25,589,084.17
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.17%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.17%
                          Delinquency Ratio for second preceding Determination Date                             4.77%
                          Delinquency Ratio for third preceding Determination Date                              4.41%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.78%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,678,822.60
                                 Current Period Defaulted Receivables                                      99,877.10
                                                                                                      ---------------
                                 Total                                                                 17,778,699.70

                                 Cumulative Defaulted Receivables                                      17,778,699.70
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    19.30%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          291,560.75

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (196,237.69)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                    95,323.06
                                 Cumulative Previous Net Losses                                        13,374,670.34
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,469,993.40
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   14.62%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      24.50
          Weighted Average Annual Percentage Rate                                                              20.41%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,365,945.15
                          15% of Outstanding Certificate Balance                                                       3,548,917.73
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          22,220,723.53

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             23,659,451.51
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               22,220,723.53
          Beginning of Period Spread Account Balance                                                    4,906,156.47
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          40,185.03
          Required addition to/(eligible withdrawal from) Spread Account                               17,274,382.03
          Earnings on Spread Account Balance                                                               17,662.46
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,964,003.96




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,869,304.54

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $151,679.72

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,717,624.82

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $21.19

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.72

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $19.47

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $122,242.80

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $17,648.55

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $104,594.25

          (j)      Scheduled Payments due in such Collection Period                                    $1,380,542.16

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,383,914.50

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $30,411,974.64

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $29,155,684.44

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9586909

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $72,823.97

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,027.46

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.83

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $18,458.05

          (b)      Distributions (to) from Collection Account                                              $4,679.29
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $78.92

          (d)      Ending Payahead Account Balance                                                        $23,216.26

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $8,152,125.32
                          Spread Account Balance                                                       $6,077,212.00

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $26,686.94

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $30,570.47

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $341,812.71

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 100
                          Aggregate Gross Amount                                                         $869,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  70
                          Aggregate Gross Amount                                                         $730,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.05%

          (b)      Average Delinquency Ratio                                                                    5.15%

          (c)      Cumulative Default Ratio                                                                    18.00%

          (d)      Cumulative Net Loss Ratio                                                                   14.65%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,134,179.22
     LOCK BOX NSF ITEMS:                                                                                  (38,393.02)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (4,679.29)
     COLLECTION ACCOUNT INTEREST                                                                            6,550.78
     PAYAHEAD ACCOUNT INTEREST                                                                                 78.92
     TOTAL COLLECTION PROCEEDS:                                                                         2,097,736.61
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  30,411,974.64
                                 Principal portion of payments collected (non-prepayments)                               827,913.23
                                 Prepayments in full allocable to principal                                              516,548.00
                          Collections allocable to principal                                            1,344,461.23
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     121,752.19
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,466,213.42

                   Realized Losses                                                                        341,812.71
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     28,603,948.51

          INTEREST
                          Collections allocable to interest                                               556,001.27
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        75,521.92
                                                                                                      ---------------
                   Total Interest                                                                         631,523.19

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                28,891,375.87
          Beginning of Period Class B Principal Balance                                                 2,086,527.64

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    6,050,525.06
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           22,137.35
          Aggregate Payahead Balance                                                                       23,137.34
          Aggregate Payahead Balance for preceding Distribution Date                                       18,458.05
          Interest Earned on Payahead Balances                                                                 78.92
          Scheduled Payments due in Collection Period                                                   1,380,542.16
          Scheduled Payments collected in Collection Period                                             1,383,914.50
          Aggregate Amount of Realized Losses for preceding Distribution Date                             341,812.71

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                100     869,000.00
          60+ days delinquent                                                                                     70     730,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             1,599,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          242,095.69
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.74%
          Delinquency Ratio for third preceding Determination Date                                              4.62%

          Cumulative Defaults for preceding Determination Date                                         16,473,202.02

          Cumulative Net Losses for preceding Determination Date                                       13,341,500.29

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,900,462.50
                          Liquidation Proceeds                                                            121,752.19
                          Recoveries                                                                       75,521.92
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,097,736.61

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       827,913.23
                          Prepayments in full allocable to principal                                      516,548.00
                          Principal Balance of Liquidated Receivables                                     463,564.90
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,808,026.13

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,808,026.13
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,717,624.82
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,717,624.82

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           28,891,375.87
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  151,679.72

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,808,026.13
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  90,401.31

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,086,527.64
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          17,648.55

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,097,736.61
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,869,304.54
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 17,648.55
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  90,401.31
                   Class B Principal Carryover Shortfall                                                  565,928.89
                   Trustee distributions                                                                      380.15
                   Standby Servicer distributions                                                           2,027.46
                   Servicer distributions                                                                  72,823.97
                   Collateral Agent distributions                                                             387.22
                   Reimbursement Obligations                                                               30,570.47
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                565,928.89
                                                                                                      ---------------
                                                                                                          565,928.89

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,027.46
            Servicing Fee (2.0%)                                                                           50,686.62
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         22,137.35
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       380.15
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              387.22
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         151,679.72
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         151,679.72
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           17,648.55
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 17,648.55
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,717,624.82
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,717,624.82
  (vi)      Certificate Insurer Premium                                                                     7,925.68
            Certificate Insurer Premium Supplement                                                         22,644.79
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              90,401.31
            Class B Principal Carryover Shortfall - Previous Month(s)                                     565,928.89
            Current Month Class B Principal Shortfall                                                    (551,735.95)
            Adjusted Class B Principal Distributable Amount                                               104,594.25
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                28,891.375.87
                   Class A Principal Distributions                                                      1,717,624.82
          Class A End of Period Principal Balance                                                      27,173,751.05

          Class B Beginning of Period Principal Balance                                                 2,086,527.64
                   Class B Principal Distributable Amount                                                 104,594.25
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,981,933.39
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,981,933.39

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,097,736.61
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    227,298.52
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,870,438.09

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,870,438.09
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     17,648.55
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,852,789.54

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,852,789.54
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,717,624.82
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          135,164.72

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      135,164.72
     (vi) Certificate Insurer Premium                                                                       7,925.68
     (v)  Certificate Insurer Premium Supplement                                                           22,644.79
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          104,594.25

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       104,594.25
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           90,401.31
     (iii)Prior month(s) carryover shortfalls                                                             565,928.89
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (551,735.95)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (551,735.95)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,599,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,599,000.00

                          Aggregate Gross Principal Balance as of the close of                         31,678,953.30
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.05%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.05%
                          Delinquency Ratio for second preceding Determination Date                             5.74%
                          Delinquency Ratio for third preceding Determination Date                              4.62%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.14%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,473,202.02
                                 Current Period Defaulted Receivables                                     242,095.69
                                                                                                      ---------------
                                 Total                                                                 16,715,297.71

                                 Cumulative Defaulted Receivables                                      16,715,297.71
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    18.00%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          463,564.90

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (197,274.11)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   266,290.79
                                 Cumulative Previous Net Losses                                        13,341,500.29
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,607,791.08
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   14.65%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      27.41
          Weighted Average Annual Percentage Rate                                                              20.44%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,915,568.44
                          15% of Outstanding Certificate Balance                                                       4,373,352.67
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                           8,152,125.32

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             29,155,684.44
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                                8,152,125.32
          Beginning of Period Spread Account Balance                                                    6,050,525.06
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           4,831.77
          Required addition to/(eligible withdrawal from) Spread Account                                2,096,768.49
          Earnings on Spread Account Balance                                                               21,855.17
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 6,077,212.00



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,382,652.51

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $199,818.89

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,182,833.62

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $24.51

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.06

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.45

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $40,397.18

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $26,813.86

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $13,583.32

         (j)       Scheduled Payments due in such Collection Period                                    $1,612,418.77

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,603,622.21

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $38,534,779.18

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $37,171,196.78

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9646142

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $82,168.13

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,568.99

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.85

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $15,273.56

         (b)       Distributions (to) from Collection Account                                              $9,170.21
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $266.15

         (d)       Ending Payahead Account Balance                                                        $24,709.92

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $10,327,561.98
                               Spread Account Balance                                                  $7,273,642.56

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                   $33,262.41

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $43,581.21

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $500,513.41

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            126
                               Aggregate Gross Amount                                                  $1,112,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            108
                               Aggregate Gross Amount                                                    $994,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            5.23%

         (b)       Average Delinquency Ratio                                                                    5.19%

         (c)       Cumulative Default Ratio                                                                    18.33%

         (d)       Cumulative Net Loss Ratio                                                                   14.60%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,578,012.12
     Lock Box NSF Items:                                                                                  (24,849.12)
     Transfers from (to) Payahead Account:                                                                 (9,170.21)
     Collection Account Interest                                                                            8,082.86
     Payahead Account Interest                                                                                266.15
     Total Collection Proceeds:                                                                         2,552,341.80
     For Distribution Date:                                                                                  7/15/99
     For Determination Date:                                                                                  7/8/99
     For Collection Period:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  38,534,779.18
                                  Principal portion of payments collected (non-prepayments)                              971,575.90
                                  Prepayments in full allocable to principal                                             639,257.00
                          Collections allocable to principal                                            1,610,832.90
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     186,373.29
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,797,206.19

                    Realized Losses                                                                       500,513.41
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     36,237,059.58

          INTEREST
                                  Collections allocable to interest                                       632,046.31
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods               123,089.30
                                                                                                      ---------------
                      Total Interest                                                                      755,135.61

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                36,608,040.22
          Beginning of Period Class B Principal Balance                                                 2,759,573.50

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,240,380.15
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           17,943.50
          Aggregate Payahead Balance                                                                       24,443.77
          Aggregate Payahead Balance for preceding Distribution Date                                       15,273.56
          Interest Earned on Payahead Balances                                                                266.15
          Scheduled Payments due in Collection Period                                                   1,612,418.77
          Scheduled Payments collected in Collection Period                                             1,603,622.21
          Aggregate Amount of Realized Losses for preceding Distribution Date                             500,513.41

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                126    1,112,000.00
          60+ days delinquent                                                                                    108      994,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     2,106,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               336,346.12

          Delinquency Ratio for second preceding Determination Date                                             5.65%
          Delinquency Ratio for third preceding Determination Date                                              4.69%

          Cumulative Defaults for preceding Determination Date                                         18,419,491.47

          Cumulative Net Losses for preceding Determination Date                                       14,563,447.57

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,242,879.21
                          Liquidation Proceeds                                                            186,373.29
                          Recoveries                                                                      123,089.30
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,552,341.80

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       971,575.90
                          Prepayments in full allocable to principal                                      639,257.00
                          Principal Balance of Liquidated Receivables                                     686,886.70
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,297,719.60

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,297,719.60
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,182,833.62
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,182,833.62

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        36,608,040.22
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               199,818.89

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,297,719.60
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              114,885.98

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         2,759,573.50
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       26,813.86

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,552,341.80
                      minus
                      Class A Principal and Interest Distributable Amount                               2,382,652.51
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              26,813.86
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              114,885.98
                      Class B Principal Carryover Shortfall                                               832,834.54
                      Trustee distributions                                                                   481.68
                      Standby Servicer distributions                                                        2,568.99
                      Servicer distributions                                                               82,168.13
                      Collateral Agent distributions                                                          492.10
                      Reimbursement Obligations                                                            43,581.21
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                832,834.54
                                                                                                      ---------------
                                                                                                          832,834.54

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,568.99
            Servicing Fee (2.0%)                                                                           64,224.63
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         17,943.50
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       481.68
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              492.10
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         199,818.89
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         199,818.89
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           26,813.86
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 26,813.86
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,182,833.62
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,182,833.62
  (vi)      Certificate Insurer Premium                                                                    10,040.69
            Certificate Insurer Premium Supplement                                                         28,687.67
            Certificate Insurer Premium Supplement - May 15 Dist. Shortfall Paid                            4,852.85
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             114,885.98
            Class B Principal Carryover Shortfall - Previous Month(s)                                     832,834.54
            Current Month Class B Principal Shortfall                                                    (934,137.20)
            Adjustment for May 15 Distribution Overpayment                                                 (4,852.85)
            Adjusted Class B Principal Distributable Amount                                                13,583.32
       (C)  Excess Interest Amount for Deposit in Spread Account                                               (0.00)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               36,608,040.22
                       Class A Principal Distributions                                                  2,182,833.62
           Class A End of Period Principal Balance                                                     34,425,206.59

           Class B Beginning of Period Principal Balance                                                2,759,573.50
                       Class B Principal Distributable Amount                                              13,583.32
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,745,990.18
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,745,990.18

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,552,341.80
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     285,529.79
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,266,812.01

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,266,812.01
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      26,813.86
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,239,998.15

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,239,998.15
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,182,833.62
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           57,164.53

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       57,164.53
     (vi) Certificate Insurer Premium                                                                      10,040.69
     (v)  Certificate Insurer Premium Supplement                                                           28,687.67
          Certificate Insurer Premium Supplement - Prior Month Shortfall                                    4,852.85
          Certificate Insurer Premium Supplement Paid in Current Month                                     33,540.52
          Current Month Certificate Insurer Premium Supplement Shortfall                                        0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           13,583.32

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        13,583.32
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          114,885.98
     (iii)Prior month(s) carryover shortfalls                                                             832,834.54
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (934,137.20)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (934,137.20)
          Prior Month Overpayment Carryover Amount                                                              0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               2,106,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,106,000.00

                          Aggregate Gross Principal Balance as of the close of                         40,240,303.18
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.23%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  5.23%
                          Delinquency Ratio for second preceding Determination Date                             5.65%
                          Delinquency Ratio for third preceding Determination Date                              4.69%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    5.19%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 18,419,491.47
                                 Current Period Defaulted Receivables                                     336,346.12
                                                                                                      ---------------
                                 Total                                                                 18,755,837.59

                                 Cumulative Defaulted Receivables                                      18,755,837.59
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    18.33%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 686,886.70

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (309,462.59)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   377,424.11
                                 Cumulative Previous Net Losses                                        14,563,447.57
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 14,940,871.68
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   14.60%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      30.16
          Weighted Average Annual Percentage Rate                                                              20.50%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                3,717,119.68
                                  15% of Outstanding Certificate Balance                                                5,575,679.52
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y
                                                                                                                     ---------------
                      Cap Amount                                                                       10,327,561.98

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      37,171,196.78
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               10,327,561.98
          Beginning of Period Spread Account Balance                                                    7,240,380.15
          Spread Account Deposit (Withdrawal) from Current Distributions                                       (0.00)
          Transfer (to) from Cross-Collateralized Spread Accounts                                           7,111.54
          Required addition to/(eligible withdrawal from) Spread Account                                3,080.070.29
          Earnings on Spread Account Balance                                                               26,150.87
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,273,642.56



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $3,001,281.89

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $277,761.84

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,723,520.05

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $26.47

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.45

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $24.02

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $33,320.70

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $33,320.70

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

         (j)       Scheduled Payments due in such Collection Period                                    $2,066,220.12

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,907,058.35

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $52,760,459.37

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $50,894,094.99

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9646257

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $111,458.78

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,517.36

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.98

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $16,079.80

         (b)       Distributions (to) from Collection Account                                             $10,010.30
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                       $84.40

         (d)       Ending Payahead Account Balance                                                        $26,174.50

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $15,268,228.50
                          Spread Account Balance                                                       $9,288,751.50

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                  $20,792.66

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $53,323.78

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $653,610.20

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 180
                          Aggregate Gross Amount                                                       $1,748,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 129
                          Aggregate Gross Amount                                                       $1,349,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            5.61%

         (b)       Average Delinquency Ratio                                                                    5.00%

         (c)       Cumulative Default Ratio                                                                    16.19%

         (d)       Cumulative Net Loss Ratio                                                                   12.83%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,208,062.72
     LOCK BOX NSF ITEMS:                                                                                  (29,529.28)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                (10,010.30)
     COLLECTION ACCOUNT INTEREST                                                                            9,026.26
     PAYAHEAD ACCOUNT INTEREST                                                                                 84.40
     TOTAL COLLECTION PROCEEDS:                                                                         3,177,633.80
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   52,760,459.37
                                 Principal portion of payments collected (non-prepayments)                              1,050,166.39
                                 Prepayments in full allocable to principal                                               858,843.00
                            Collections allocable to principal                                          1,909,009.39
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   304,243.62
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    2,213,253.01

                     Realized Losses                                                                      653,610.20
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      49,893,596.16

         INTEREST
                            Collections allocable to interest                                             856,891.96
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                     107,488.83
                                                                                                      ---------------
                     Total Interest                                                                       964,380.79

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 50,122,436.42
         Beginning of Period Class B Principal Balance                                                  3,495,178.62

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,267,958.84
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            23,524.68
         Aggregate Payahead Balance                                                                        26,090.10
         Aggregate Payahead Balance for preceding Distribution Date                                        16,079.80
         Interest Earned on Payahead Balances                                                                  84.40
         Scheduled Payments due in Collection Period                                                    2,066,220.12
         Scheduled Payments collected in Collection Period                                              1,907,058.35
         Aggregate Amount of Realized Losses for preceding Distribution Date                              653,610.20

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                       0.00
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 180    1,748,000.00
         60+ days delinquent                                                                                     129    1,349,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      3,097,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    424,159.88

         Delinquency Ratio for second preceding Determination Date                                              4.99%
         Delinquency Ratio for third preceding Determination Date                                               4.41%

         Cumulative Defaults for preceding Determination Date                                          18,899,285.54

         Cumulative Net Losses for preceding Determination Date                                        14,770,449.41

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                               Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          2,765,901.35
                              Liquidation Proceeds                                                        304,243.62
                              Recoveries                                                                  107,488.83
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    3,177,633.80

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,050,166.39
                              Prepayments in full allocable to principal                                  858,843.00
                              Principal Balance of Liquidated Receivables                                 957,853.82
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   2,866,863.21

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   2,866,863.21
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        2,723,520.05
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,723,520.05

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       50,122,436.42
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              277,761.84

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   2,866,863.21
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             143,343.16

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        3,495,178.62
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      33,320.70

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        3,177,633.80
                       minus
                       Class A Principal and Interest Distributable Amount                              3,001,281.89
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             33,320.70
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             143,343.16
                       Class B Principal Carryover Shortfall                                              857,155.66
                       Trustee distributions                                                                  659.51
                       Standby Servicer distributions                                                       3,517.36
                       Servicer distributions                                                             111,458.78
                       Collateral Agent distributions                                                         670.22
                       Reimbursement Obligations                                                           53,323.78
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                857,155.66
                                                                                                      ---------------
                                                                                                          857,155.66

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     3,517.36
            Servicing Fee (2.0%)                                                                           87,934.10
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         23,524.68
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       659.51
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              670.22
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         277,761.84
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         277,761.84
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           33,320.70
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 33,320.70
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,723,520.05
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,723,520.05
  (vi)      Certificate Insurer Premium                                                                    13,824.68
            Certificate Insurer Premium Supplement                                                         39,499.10
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             143,343.16
            Class B Principal Carryover Shortfall - Previous Month(s)                                     857,155.66
            Current Month Class B Principal Shortfall                                                  (1,000,498.82)
            Adjusted Class B Principal Distributable Amount                                                     0.00
       (C)  Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account             (26,598.44)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               50,122,436.42
                       Class A Principal Distributions                                                  2,723,520.05
           Class A End of Period Principal Balance                                                     47,398,916.37

           Class B Beginning of Period Principal Balance                                                3,495,178.62
                       Class B Principal Distributable Amount                                                   0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,495,178.62
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,495,178.62

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,177,633.80
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    394,067.71
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,783,566.09

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,783,566.09
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     33,320.70
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,750,245.39

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,750,245.39
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,723,520.05
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          26,725.34

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      26,725.34
     (vi)  Certificate Insurer Premium                                                                     13,824.68
     (v)   Certificate Insurer Premium Supplement                                                          39,499.10
           Deficiency Amount                                                                              (26,598.44)
           Withdrawal from Spread Account to Cover Deficiency                                              26,598.44
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                            0.00
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         143,343.16
     (iii) Prior month(s) carryover shortfalls                                                            857,155.66
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                           (1,000,498.82)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                             (1,000,498.82)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,097,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,097,000.00

                          Aggregate Gross Principal Balance as of the close of                         55,231,376.08
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.61%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.61%
                          Delinquency Ratio for second preceding Determination Date                             4.99%
                          Delinquency Ratio for third preceding Determination Date                              4.41%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.00%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 18,899,285.54
                                 Current Period Defaulted Receivables                                     424,159.88
                                                                                                      ---------------
                                 Total                                                                 19,323,445.42

                                 Cumulative Defaulted Receivables                                      19,323,445.42
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    16.19%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 957,853.82

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (411,732.45)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   546,121.37
                                 Cumulative Previous Net Losses                                        14,770,449.41
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 15,316,570.78
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                   12.83%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     32.55
           Weighted Average Annual Percentage Rate                                                             20.42%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     4,580,468.55
                              15% of Outstanding Certificate Balance                                                    7,634,114.25
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                          Y
                                                                                                                     ---------------
                       Cap Amount                                                                      15,268,228.50

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          50,894,094.99
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                              15,268,228.50
           Beginning of Period Spread Account Balance                                                   9,267,958.84
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (26,598.44)
           Transfer (to) from Cross-Collateralized Spread Accounts                                         13,924.17
           Required addition to/(eligible withdrawal from) Spread Account                               6,012,943.92
           Earnings on Spread Account Balance                                                              33,466.93
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,288,751.50


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,381,027.13

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $12,042.34

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,368,984.79

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $29.46

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.15

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $29.31

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $1,062,255.73

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $734,387.53

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $17.22

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $164,291.55

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $16,930.93

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $147,360.62

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $358,688.85

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $55,432.60

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                   $303,256.25

          (s)      Scheduled Payments due in such Collection Period                                    $2,747,549.69

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,771,379.50

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $73,824,298.11

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $64,454,312.44

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $62,693,962.46

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8492321

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $1,760,349.98

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0238451

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $153,184.59

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,691.21

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $1.90

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $21,124,199.66
                          Spread Account Balance                                                       $3,958,522.34

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $58,217.00

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $68,550.31

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $697,671.84

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 223
                          Aggregate Gross Amount                                                       $2,418,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 164
                          Aggregate Gross Amount                                                       $1,798,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.42%

          (b)      Average Delinquency Ratio                                                                    4.93%

          (c)      Cumulative Default Ratio                                                                    14.91%

          (d)      Cumulative Net Loss Ratio                                                                   11.73%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         4,235,640.95
     LOCK BOX NSF ITEMS:                                                                                  (51,325.89)
     TOTAL COLLECTION PROCEEDS:                                                                         4,184,315.06
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  73,824,298.11
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        73,824,298.11
                                  Principal portion of payments collected (non-prepayments)                            1,461,669.35
                                  Prepayments in full allocable to principal                                             977,994.00
                          Collections allocable to principal                                            2,439,663.35
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     272,964.06
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,712,627.41

                   Realized Losses                                                                        697,671.84
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     70,413,998.86

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,309,710.15
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       161,977.50
                                                                                                      ---------------
                   Total Interest                                                                       1,471,687.65

     NOTE & CERTIFICATE INFORMATION,
          Beginning of Period Class A-1 Principal Balance                                               2,368,984.79
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 1,907,710.60
          Beginning of Period Certificate Balance                                                       2,063,606.23

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,900,305.34
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           30,144.09
          Scheduled Payments due in Collection Period                                                   2,747,549.69
          Scheduled Payments collected in Collection Period                                             2,771,379.50
          Aggregate Amount of Realized Losses for preceding Distribution Date                             697,671.84

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                223   2,418,000.00
          60+ days delinquent                                                                                    164   1,798,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        4,216,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  557,726.59

          Delinquency Ratio for second preceding Determination Date                                             5.01%
          Delinquency Ratio for third preceding Determination Date                                              4.36%

          Cumulative Defaults for preceding Determination Date                                         21,803,613.39

          Cumulative Net Losses for preceding Determination Date                                       17,058,164.96

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.6196%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.1196%
          divided by 360                                                                                      0.0114%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,749,373.50
                           Liquidation Proceeds                                                           272,964.06
                           Recoveries                                                                     161,977.50
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                   0.16
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  266.94
                           Investment earnings from Collection Account                                     12,493.27
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     4,197,075.43

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,461,669.35
                          Prepayments in full allocable to principal                                      977,994.00
                          Principal Balance of Liquidated Receivables                                     970,635.90
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,410,299.25

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    70,413,998.86
                                                                                                      ---------------
                                                                                                       63,372,598.97


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     Yes
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    90.7%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,410,299.25
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,103,372.32
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,103,372.32

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   2,368,984.79
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   12,042.34

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       3,410,299.25
                   Times Class B Percentage                                                                      2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  85,257.48

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       3,410,299.25
                   Times Certificate Percentage                                                                  2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                              85,257.48

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   1,907,710.60
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          16,930.93

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,063,606.23
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     18,314.51

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            4,197,075.43
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,115,414.66
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 16,930.93
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  85,257.48
                   Class B Principal Carryover Shortfall                                                   62,103.14
                   Trustee distributions                                                                      615.20
                   Standby Servicer distributions                                                           3,691.21
                   Servicer distributions                                                                 153,184.59
                   Collateral Agent distributions                                                             566.74
                   Reimbursement Obligations                                                               68,550.31
                                                                                                      ---------------
                                                                                                          690,761.16

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                                62,103.14
                                                                                                      ---------------
                                                                                                           62,103.14

Certificates Principal Carryover Shortfall from previous period                                           217,998.77
                                                                                                      ---------------
                                                                                                          217,998.77

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Certificate Interest Carryover Shortfall from pervious perid                                               36,791.56
Interest on Certificate Interest Carryover Shortfall                                                          326.53
                                                                                                      ---------------
                                                                                                           37,118.09

    Interest Carryover on Certificate Interest Shortfall                                                        0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      3,691.21
           Servicing Fee (2.0%)                                                                           123,040.50
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          30,144.09
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              615.20
           Indenture Trustee's out-of-pocket expenses                                                           0.00
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               566.74
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         12,042.34
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         12,042.34
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        327,868.20
  (vi)(A)  Class B Note Interest - Unadjusted                                                              16,930.93
           Class B Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Class B Interest Shortfall                                                             0.00
           Adjusted Class B Note Interest Distributable Amount                                             16,930.93
  (vii)    Class A Principal Distributable Amount - Current Month                                       3,103,372.32
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shorfall                                                     0.00
           Class A Principal Distribution Amount to Class A-1                                           2,368,984.79
           Class A Principal Distribution Amount to Class A-2                                             734,387.53
  (viii)   Note Insurer Premium                                                                            17,772.30
           Note Insurer Premium Supplement                                                                 50,778.01
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Class B Principal Distributable Amount - Current Month Unadjusted                               85,257.48
           Class B Principal Carryover Shortfall - Previous Month(s)                                       62,103.14
           Current Month Class B Principal Shortfall                                                            0.00
           Adjusted Class B Principal Distributable Amount                                                147,360.62
      (B)  Certificate Interest - Unadjusted                                                               18,314.51
           Certificate Interest Carryover Shortfall - Previous Month(s)                                    36,791.56
           Interest on Certificate Interest Shortfall - Previous Month(s)                                       0.00
           Interest on Certificate Interest Carryover from Prior Months                                       326.53
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Interest Distributable Amount                                              55,432.60
           Certificate Principal Distributable Amount - Current Month Unadjusted                           85,257.48
           Certificate Principal Carryover Shorfall - Previous Month(s)                                   217,998.77
           Current Month Certificate Principal Shortfall                                                        0.00
           Adjusted Certificate Principal Distributable Amount                                            303,256.25
  (xi)     Until the Target Payment Date, remaining amount to Class a Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount                                     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount                                    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                   4,204.12
           Spread Account withdrawal for deficiencies                                                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                               2,368,984.79
                    Class A-1 Principal Distributions                                                   2,368,984.79
           Class A-1 End of Period Principal Amount (prior to turbo)                                            0.00
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                             0.00

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                     734,387.53
           Class A-2 End of Period Principal Amount (prior to turbo)                                   60,933,612.47
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    60,933,612.47

           Class B Beginning of Period Principal Amount                                                 1,907,710.60
                    Class B Principal Distributable Amount                                                147,360.62
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   1,760,349.98
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    1,760,349.98

           Certificate Beginning of Period Principal Amount                                             2,063,606.23
                    Certificate Principal Distributable Amount                                            303,256.25
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               1,760,349.98
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                1,760,349.98

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          4,197,075.43
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    170,100.08
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,026,975.35

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           4,026,975.35
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,699,107.15

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi)A                           3,699,107.15
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v)A                             16,930.93
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,682,176.22

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,682,176.22
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,103,372.32
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         578,803.90

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            578,803.90
     (vi)  Note Insurer Premium                                                                            17,772.30
     (v)   Note Insurer Premium Supplement                                                                 50,778.01
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         510,253.59

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      510,253.59
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                          85,257.48
     (iii) Prior month(s) carryover shortfalls                                                             62,103.14
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                362,892.96
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                362,892.96


CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      362,892.96
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     18,314.51
     (iii) Prior month(s) carryover shortfalls                                                             36,791.56
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                        326.53
           If (i) is less than sum of (ii)-(v), there is a Class B Deficiency                                     NO
           Amount Remaining for Further Distribution/(Deficiency)                                         307,460.37

CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      307,460.37
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                          85,257.48
     (iii) Prior month(s) carryover shortfalls                                                            217,998.77
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/B Notes (Deficiency)                                   4,204.12
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  4,024.12


CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             4,216,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                4,216,000.00

                           Aggregate Gross Principal Balance as of the close of                        77,762,173.79
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           5.42%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 5.42%
                           Delinquency Ratio for second preceding Determination Date                            5.01%
                           Delinquency Ratio for third preceding Determination Date                             4.36%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   4.93%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               21,803,613.39
                                   Current Period Defaulted Receivables                                   557,726.59
                                                                                                      ---------------
                                   Total                                                               22,361,339.98

                                   Cumulative Defaulted Receivables                                    22,361,339.98
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   14.91%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                        970,635.90

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (434,941.56)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 535,694.34
                                   Cumulative Previous Net Losses                                      17,058,164.96
                                                                                                      ---------------
                                   Cumulative Net Losses                                               17,593,859.30
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                  11.73%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     35.16
           Weighted Average Annual Percentage Rate                                                             20.36%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 70,413,998.86
                           minus the Securities Balance                                                64,454,312.44
                                                                                                      ---------------
                                                                                                        5,959,686.42
                           divided by the Aggregate Principal Balance                                           8.46%

           Floor OC Percent
                    Aggregate Principal Balance                                                        70,413,998.86
                    minus the Securities Balance                                                       64,454,312.44
                                                                                                      ---------------
                                                                                                        5,959,686.42
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                3.97%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    64,454,312.44
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               0.54%
                                    if a Trigger Event, 15% minus the OC Percent                                               6.54%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     21.54%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                              70,413,998.86
                                                                                                      ---------------
                                                                                                       21,124,199.66
           Requisite Amount                                                                            21,124,199.66

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

           Required Spread Account Amount                                                              21,124,199.66
           Beginning of Period Spread Account Balance                                                   3,900,305.34
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                   4,204.12
           Transfer (to) from Cross-Collateralized Spread Accounts                                         39,973.02
           Required addition to/(eligible withdrawal from) Spread Account                              17,179,717.18
           Earnings on Spread Account Balance                                                              14,039.86
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,958,522.34




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,645,703.78

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $22,653.65

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,623,050.13

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $48.76

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.42

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $48.34

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $237,694.61

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $26,509.90

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $211,184.71

          (p)      Scheduled Payments due in such Collection Period                                    $2,076,683.69

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,074,349.74

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $58,281,907.90

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $50,955,798.85

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $48,163,029.07

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8263804

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $2,792,769.78

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0479183

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $121,144.27

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,914.10

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.23

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($22.798.01)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $16.619.830.57
                          Spread Account Balance                                                       $3,434.182.48

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $42.913.41

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $54.183.41

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $635.473.96

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 161
                          Aggregate Gross Amount                                                       $1,774,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 103
                          Aggregate Gross Amount                                                       $1,128,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.75%

          (b)      Average Delinquency Ratio                                                                    4.54%

          (c)      Cumulative Default Ratio                                                                    12.84%

          (d)      Cumulative Net Loss Ratio                                                                    9.68%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,358,896.93
     LOCK BOX NSF ITEMS:                                                                                  (62,520.92)
     TOTAL COLLECTION PROCEEDS:                                                                         3,296,376.01
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  58,281,907.90
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        58,281,907.90
                                  Principal portion of payments collected (non-prepayments)                            1,171,281.69
                                  Prepayments in full allocable to principal                                             836,150.00
                          Collections allocable to principal                                            2,007,431.69
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     239,567.02
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,246,998.71

                   Realized Losses                                                                        635,473.96
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     55,399,435.23

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                              $903,068.05
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       146,309.25
                                                                                                      ---------------
                   Total Interest                                                                      $1,049,377.30

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                               4,478,480.60
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             3,003,954.50


     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,391,269.07
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           24,007.76
          Scheduled Payments due in Collection Period                                                   2,076,683.69
          Scheduled Payments collected in Collection Period                                             2,074,349.74
          Aggregate Amount of Realized Losses for preceding Distribution Date                             635,473.96

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                161   1,774,000.00
          60+ days delinquent                                                                                    103   1,128,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        2,902,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  530,256.70

          Delinquency Ratio for second preceding Determination Date                                             4.54%
          Delinquency Ratio for third preceding Determination Date                                              4.34%

          Cumulative Defaults for preceding Determination Date                                         13,059,103.60

          Cumulative Net Losses for preceding Determination Date                                        9,757,265.80

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,910,499.74
                           Liquidation Proceeds                                                           239,567.02
                           Recoveries                                                                     146,309.25
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                      9,312.98
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,305,688.99

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,171,281.69
                          Prepayments in full allocable to principal                                      836,150.00
                          Principal Balance of Liquidated Receivables                                     875,040.98
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,882,472.67

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    55,399,435.23
                                                                                                      ---------------
                                                                                                       49,859,491.71

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    86.1%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,882,472.67
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,623,050.13
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,623,050.13

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   4,478,480.60
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   22,653.65

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,882,472.67
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 144,123.63

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,305,688.99
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,888,818.67
                   Beginning of Period Principal Balance of the Certificates                            3,003,954.50
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      26,509.90
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 26,509.90
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 144,123.63
                   Class B Principal Carryover Shortfall                                                   89,859.10
                   Trustee distributions                                                                      485.68
                   Standby Servicer distributions                                                           2,914.10
                   Servicer distributions                                                                 121,144.27
                   Collateral Agent distributions                                                             448.25
                   Reimbursement Obligations                                                               54,183.41
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                 89,859.10
                                                                                                      ---------------
                                                                                                           89,859.10

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      2,914.10
           Servicing Fee (2.0%)                                                                            97,136.51
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          24,007.76
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              485.68
           Indenture Trustee's out-of-pocket expenses                                                           0.00
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               448.25
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         22,653.65
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         22,653.65
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        243,114.89
  (vii)    Class A Principal Distributable Amount - Current Month                                       2,623,050.13
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           2,623,050.13
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            14,047.55
           Note Insurer Premium Supplement                                                                 40,135.86
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (vi)(A)  Certificate Note Interest - Unadjusted                                                          26,509.90
           Certificate Note Interest Carryover Shortfall - Previous Month(s)                                    0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Note Interest Diestributable Amount                                        26,509.90
  (x)      Certificate Principal Distributable Amount - Current Month Unadjusted                          144,123.63
           Certificate Principal Carryover Shortfall - Previous Month(s)                                   89,859.10
           Current Month Certificate Principal Shortfall                                                  (22,798.01)
           Adjusted Certificate Principal Distributable Amount                                            211,184.71
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                       0.00
           Spread Account Withdrawal to cover deficiencies                                                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                  4,478,480.60
                 Class A-1 Principal Distributions                                                      2,623,050.13
        Class A-1 End of Period Principal Amount (prior to turbo)                                       1,855,430.47
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                        1,855,430.47

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                3,003,954.50
                 Certificate Principal Distributable Amount                                               211,184.71
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  2,792,769.78
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   2,792,769.78

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,305,688.99
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    390,760.84
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,914,928.15

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,914,928.15
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,623,050.13
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         291,878.02

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     291,878.02
     (vi)  Note Insurer Premium                                                                            14,047.55
     (v)   Note Insurer Premium Supplement                                                                 40,135.86
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         237,694.61

CERTIFICATE - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      237,694.61
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     26,509.90
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                         211,184.71

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      211,184.71
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        144,123.63
     (iii) Prior month(s) carryover shortfalls                                                             89,859.10
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (22,798.01)
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (22,798.01)

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             2,902,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                2,902,000.00

                           Aggregate Gross Principal Balance as of the close of                        61,125,083.17
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           4.75%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 4.75%
                           Delinquency Ratio for second preceding Determination Date                            4.54%
                           Delinquency Ratio for third preceding Determination Date                             4.34%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   4.54%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               13,059,103.60
                                   Current Period Defaulted Receivables                                   530,256.70
                                                                                                      ---------------
                                   Total                                                               13,589,360.30

                                   Cumulative Defaulted Receivables                                    13,589,360.30
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                   12.84%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                        875,040.98

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (385,876.27)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 489,164.71
                                   Cumulative Previous Net Losses                                       9,757,265.80
                                                                                                      ---------------
                                   Cumulative Net Losses                                               10,246,430.51
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   9.68%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     37.26
           Weighted Average Annual Percentage Rate                                                             20.26%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 55,399,435.23
                           minus the Securities Balance                                                50,955,798.85
                                                                                                      ---------------
                                                                                                        4,443,636.38
                           divided by the Aggregate Principal Balance                                           8.02%

           Floor OC Percent
                    Aggregate Principal Balance                                                        55,399,435.23
                    minus the Securities Balance                                                       50,955,798.85
                                                                                                      ---------------
                                                                                                        4,443,636.38
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                4.20%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     50,955,798.85
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                0.98%
                                   if a Trigger Event, 15% minus the OC Percent                                                6.98%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      21.98%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               55,399,435.23
                                                                                                      ---------------
                                                                                                       16,619,830.57
                    Requisite Amount                                                                   16,619,830.57

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

           Required Spread Account Amount                                                              16,619,830.57
           Beginning of Period Spread Account Balance                                                   3,391,269.07
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         30,704.89
           Required addition to/(eligible withdrawal from) Spread Account                              13,197,856.61
           Earnings on Spread Account Balance                                                              12,208.52
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,434,182.48




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,452,862.52

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $71,000.73

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,381,861.79

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $44.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.27

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $42.72

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $155,355.57

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $24,484.04

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $130,871.53

          (p)      Scheduled Payments due in such Collection Period                                    $1,936,679.08

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,835,164.64

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $55,778,468.04

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $49,057,546.21

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $46,403,502.69

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8319250

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $2,654,043.52

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0475819

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $110,026.26

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,788.92

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $1.97

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $15,948,311.25
                          Spread Account Balance                                                       $3,392,612.35

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $88,083.40

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $53,750.72

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $648,430.24

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 135
                          Aggregate Gross Amount                                                       $1,416,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 106
                          Aggregate Gross Amount                                                       $1,209,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.52%

          (b)      Average Delinquency Ratio                                                                    4.54%

          (c)      Cumulative Default Ratio                                                                    11.03%

          (d)      Cumulative Net Loss Ratio                                                                    8.75%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,031,307.09
     LOCK BOX NSF ITEMS:                                                                                  (30,007.79)
     TOTAL COLLECTION PROCEEDS:                                                                         3,001,299.30
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  55,778,468.04
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        55,778,468.04
                                 Principal portion of payments collected (non-prepayments)                               911,579.55
                                 Prepayments in full allocable to principal                                              795,349.00
                          Collections allocable to principal                                            1,706,928.55
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     262,071.74
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,969,000.29

                   Realized Losses                                                                        648,430.24
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     53,161,037.50


          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                              $923,585.09
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       108,713.92
                                                                                                      ---------------
                   Total Interest                                                                      $1,032,299.01

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              13,610,364.47
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             2,784,915.05

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,304,528.95
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           17,062.15
          Scheduled Payments due in Collection Period                                                   1,936,679.08
          Scheduled Payments collected in Collection Period                                             1,835,164.64
          Aggregate Amount of Realized Losses for preceding Distribution Date                             648,430.24

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                135    1,416,000.00
          60+ days delinquent                                                                                    106    1,209,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             2,625,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          540,240.30
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.11%
          Delinquency Ratio for third preceding Determination Date                                              3.99%

          Cumulative Defaults for preceding Determination Date                                         10,018,817.14

          Cumulative Net Losses for preceding Determination Date                                        7,832,946.06

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,630,513.64
                          Liquidation Proceeds                                                            262,071.74
                          Recoveries                                                                      108,713.92
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                       9,014.21
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,010,313.51

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       911,579.55
                          Prepayments in full allocable to principal                                      795,349.00
                          Principal Balance of Liquidated Receivables                                     910,501.98
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,617,430.53

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    53,161,037.50
                                                                                                      --------------
                                                                                                       47,844,933.75

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    68.2%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,617,430.53
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,381,861.79
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,381,861.79

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  13,610,364.47
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   71,000.73

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,617,430.53
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 130,871.53

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,010,313.51
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,640,462.52
                   Beginning of Period Principal Balance of the Certificates                            2,784,915.05
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      24,484.04
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 24,484.04
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 130,871.53
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      464.82
                   Standby Servicer distributions                                                           2,788.92
                   Servicer distributions                                                                 110,026.26
                   Collateral Agent distributions                                                             429.75
                   Reimbursement Obligations                                                               53,750.72
                                                                                                      ---------------
                                                                                                           47,034.95

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):

                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        2,788.92
         Servicing Fee (2.0%)                                                                              92,964.11
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            17,062.15
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                                464.82
         Indenture Trustee's out-of-pocket expenses                                                             0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                                 429.75
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                           71,000.73
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                           71,000.73
     (B) Class A-2 Interest Distributable Amount - Current Month                                          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          187,600.00
  (vii)  Class A Principal Distributable Amount - Current Month                                         2,381,861.79
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount to Class A-1                                             2,381,861.79
         Class A Principal Distribution Amount to Class A-2                                                     0.00
  (viii) Note Insurer Premium                                                                              15,081.14
         Note Insurer Premium Supplement                                                                   38,669.59
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (vi)(A)Certificate Note Interest - Unadjusted                                                            24,484.04
         Certificate Note Interest Carryover Shortfall - Previous Month(s)                                      0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on B Interest Carryover from Prior Months                                                     0.00
         Current Month Certificate Interest Shortfall                                                           0.00
         Adjusted Certificate Note Interest Distributable Amount                                           24,484.04
  (x)    Certificate Principal Distributable Amount - Current Month Unadjusted                            130,871.53
         Certificate Principal Carryover Shortfall - Previous Month(s)                                          0.00
         Current Month Certificate Principal Shortfall                                                          0.00
         Adjusted Certificate Principal Distributable Amount                                              130,871.53
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                                 0.00
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                    47,034.95
         Spread Account Withdrawal to cover deficiencies                                                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               13,610,364.47
                   Class A-1 Principal Distributions                                                    2,381,861.79
          Class A-1 End of Period Principal Amount (prior to turbo)                                    11,228,502.69
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     11,228,502.69

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              2,784,915.05
                   Certificate Principal Distributable Amount                                             130,871.53
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                2,654,043.52
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 2,654,043.52

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           3,010,313.51
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     372,310.48
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,638,003.03

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,638,003.03
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,381,861.79
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          256,141.24

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      256,141.24
     (vi) Note Insurer Premium                                                                             15,081.14
     (v)  Note Insurer Premium Supplement                                                                  38,669.59
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          202,390.52

CERTIFICATE DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       202,390.52
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      24,484.04
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                          177,906.48

CERTIFICATE DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       177,906.48
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          130,871.53
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                47,034.95
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,625,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,625,000.00

                          Aggregate Gross Principal Balance as of the close of                         58,077,054.78
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.52%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.52%
                          Delinquency Ratio for second preceding Determination Date                             5.11%
                          Delinquency Ratio for third preceding Determination Date                              3.99%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.54%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 10,018,817.14
                                 Current Period Defaulted Receivables                                     540,240.30
                                                                                                      ---------------
                                 Total                                                                 10,559,057.44

                                 Cumulative Defaulted Receivables                                      10,559,057.44
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                    11.03%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          910,501.98

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (370,785.66)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   539,716.32
                                 Cumulative Previous Net Losses                                         7,832,946.06
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  8,372,662.38
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    8.75%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      38.52
          Weighted Average Annual Percentage Rate                                                              20.20%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  53,161,037.50
                          minus the Securities Balance                                                 49,057,546.21
                                                                                                      ---------------
                                                                                                        4,103,491.30
                          divided by the Aggregate Principal Balance                                            7.72%

          Floor OC Percent
                   Aggregate Principal Balance                                                         53,161,037.50
                   minus the Securities Balance                                                        49,057,546.21
                                                                                                      ---------------
                                                                                                        4,103,491.30
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                4.29%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      49,057,546.21
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 1.3%
                                   if a Trigger Event, 15% minus the OC Percent                                                 7.3%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       22.3%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               53,161,037.50
                                                                                                      ---------------
                                                                                                       15,948,311.25
                          Requisite Amount                                                             15,948,311.25

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

          Required Spread Account Amount                                                               15,948,311.25
          Beginning of Period Spread Account Balance                                                    3,304,528.95
          Spread Account Deposit (Withdrawal) from Current Distributions                                   47,034.95
          Transfer (to) from Cross-Collateralized Spread Accounts                                          29,237.95
          Required addition to/(eligible withdrawal from) Spread Account                               12,567,509.40
          Earnings on Spread Account Balance                                                               11,810.50
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 3,392,612.35




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,711,738.30

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $587,809.81

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,123,928.49

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $32.16

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.31

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $28.85

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $54,139.17

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $54,139.17

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

           (j)     Scheduled Payments due in such Collection Period                                    $4,097,987.94

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $3,765,785.83

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $123,749,433.31

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $118,776,277.96

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9598127

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $244,892.88

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,578.11

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.38

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.01

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $26,882.28

           (b)     Distributions (to) from Collection Account                                              $8,529.61
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $321.32

           (d)     Ending Payahead Account Balance                                                        $35,733.21

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $35,632,883.39
                          Spread Account Balance                                                      $22,684,601.67

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                   $30,462.42

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                     $132,114.69

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,272,242.24

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 314
                          Aggregate Gross Amount                                                       $3,659,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                265
                           Aggregate Gross Amount                                                      $3,138,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            5.24%

           (b)     Average Delinquency Ratio                                                                    5.00%

           (c)     Cumulative Default Ratio                                                                     8.82%

           (d)     Cumulative Net Loss Ratio                                                                    6.67%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,112,542.36
     LOCK BOX NSF ITEMS:                                                                                  (55,985.68)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (8,529.61)
     COLLECTION ACCOUNT INTEREST                                                                           17,676.24
     PAYAHEAD ACCOUNT INTEREST                                                                                321.32
     TOTAL COLLECTION PROCEEDS:                                                                         6,066,024.63
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 123,749,433.31
                                 Principal portion of payments collected (non-prepayments)                             1,987,893.25
                                 Prepayments in full allocable to principal                                            1,550,613.00
                          Collections allocable to principal                                            3,538,506.25
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     582,860.45
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,121,366.70

                   Realized Losses                                                                      1,272,242.24
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    118,355,824.37

          INTEREST
                          Collections allocable to interest                                             1,777,892.58
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       166,765.35
                                                                                                      ---------------
                   Total Interest                                                                       1,944,657.93

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               117,561,961.97
          Beginning of Period Class B Principal Balance                                                 6,338,244.48

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   22,654,139.25
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           38,643.82
          Aggregate Payahead Balance                                                                       35,411.89
          Aggregate Payahead Balance for preceding Distribution Date                                       26,882.28
          Interest Earned on Payahead Balances                                                                321.32
          Scheduled Payments due in Collection Period                                                   4,097,987.94
          Scheduled Payments collected in Collection Period                                             3,765,785.83
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,272,242.24

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                314   3,659,000.00
          60+ days delinquent                                                                                    265   3,138,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             6,797,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,131,897.95
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.24%
          Delinquency Ratio for third preceding Determination Date                                              4.52%

          Cumulative Defaults for preceding Determination Date                                         15,359,997.07

          Cumulative Net Losses for preceding Determination Date                                       11,370,319.30

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,316,398.83
                          Liquidation Proceeds                                                            582,860.45
                          Recoveries                                                                      166,765.35
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,066,024.63

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,987,893.25
                          Prepayments in full allocable to principal                                    1,550,613.00
                          Principal Balance of Liquidated Receivables                                   1,855,102.69
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,393,608.94

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,393,608.94
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        5,123,928.49
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,123,928.49

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          117,561,961.97
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  587,809.81

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,393,608.94
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 269,680.45

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            6,338,244.48
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          54,139.17

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            6,066,024.63
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,711,738.30
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 54,139.17
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 269,680.45
                   Class B Principal Carryover Shortfall                                                  150,773.13
                   Trustee distributions                                                                    1,031.25
                   Standby Servicer distributions                                                           2,578.11
                   Servicer distributions                                                                 244,892.88
                   Collateral Agent distributions                                                           1,032.50
                   Reimbursement Obligations                                                              132,114.69
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                150,773.13
                                                                                                      ---------------
                                                                                                          150,773.13

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        2,578.11
         Servicing Fee (2.0%)                                                                             206,249.06
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            38,643.82
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,031.25
         Trustee's out-of-pocket expenses                                                                       0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,032.50
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month                                            587,809.81
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            587,809.81
(viii)(A)Class B Coupon Interest - Unadjusted                                                              54,139.17
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    54,139.17
  (v)(B) Class A Principal Distributable Amount - Current Month                                         5,123,928.49
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          5,123,928.49
  (vi)   Certificate Insurer Premium                                                                       38,416.33
         Certificate Insurer Premium Supplement                                                            93,698.36
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (vii)  Transition Expenses to successor Servicer                                                              0.00
      (B)Class B Principal Distributable Amount - Current Month Unadjusted                                269,680.45
         Class B Principal Carryover Shortfall - Previous Month(s)                                        150,773.13
         Current Month Class B Principal Shortfall                                                       (420,453.58)
         Adjusted Class B Principal Distributable Amount                                                        0.00
      (C)Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                (81,502.27)


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               117,561,961.97
                   Class A Principal Distributions                                                      5,123,928.49
          Class A End of Period Principal Balance                                                     112,438,033.48

          Class B Beginning of Period Principal Balance                                                 6,338,244.48
                   Class B Principal Distributable Amount                                                       0.00
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   6,338,244.48
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    6,338,244.48

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          6,066,024.63
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   837,344.55
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,228,680.08

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   5,228,680.08
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    54,139.17
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,174,540.91

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  5,174,540.91
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 5,123,928.49
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          50,612.42

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     50,612.42
     (vi)  Certificate Insurer Premium                                                                     38,416.33
     (v)   Certificate Insurer Premium Supplement                                                          93,698.36
           Deficiency Amount                                                                              (81,502.27)
           Withdrawal from Spread Account to Cover Deficiency                                              81,502.27
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        269,680.45
     (iii) Prior month(s) carryover shortfalls                                                            150,773.13
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (420,453.58)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (420,453.58)

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               6,797,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  6,797,000.00

                          Aggregate Gross Principal Balance as of the close of                        129,759,259.53
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.24%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.24%
                          Delinquency Ratio for second preceding Determination Date                             5.24%
                          Delinquency Ratio for third preceding Determination Date                              4.52%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.00%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,359,997.07
                                 Current Period Defaulted Receivables                                   1,131,897.95
                                                                                                      ---------------
                                 Total                                                                 16,491,895.02

                                 Cumulative Defaulted Receivables                                      16,491,895.02
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     8.82%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,855,102.69

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (749,625.80)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,105,476.89
                                 Cumulative Previous Net Losses                                        11,370,319.30
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,475,796.19
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    6.67%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      41.32
          Weighted Average Annual Percentage Rate                                                              20.29%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    16,034,797.52
                          18.5% of Outstanding Certificate Balance                                                    21,973,611.42
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          35,632,883.39

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            118,776,277.96
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               35,632,883.39
          Beginning of Period Spread Account Balance                                                   22,654,139.25
          Spread Account Deposit (Withdrawal) from Current Distributions                                  (81,502.27)
          Transfer (to) from Cross-Collateralized Spread Accounts                                          30,152.14
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               13,030,094.26
          Earnings on Spread Account Balance                                                               81,812.55
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                22,684,601.67



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $6,220,290.54

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $735,902.11

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,484,388.43

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $31.03

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.67

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $27.35

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $625,388.63

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $68,076.15

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $557,312.48

          (j)      Scheduled Payments due in such Collection Period                                    $4,878,858.02

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $4,969,421.89

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $146,864,160.36

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.6958992

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $292,553.37

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,179.94

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.46

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $27,122.44

          (b)      Distributions (to) from Collection Account                                             $10,374.25
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $280.22

          (d)      Ending Payahead Account Balance                                                        $37,776.91

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $44,059,248.11
                          Spread Account Balance                                                      $22,266,017.46

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 $316,542.04

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                     $163,937.12

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,203,055.90

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 371
                          Aggregate Gross Amount                                                       $4,385,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 338
                          Aggregate Gross Amount                                                       $4,146,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.34%

          (b)      Average Delinquency Ratio                                                                    4.74%

          (c)      Cumulative Default Ratio                                                                     7.38%

          (d)      Cumulative Net Loss Ratio                                                                    5.33%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         7,635,189.41
     LOCK BOX NSF ITEMS:                                                                                 (101,959.18)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                (10,374.25)
     COLLECTION ACCOUNT INTEREST                                                                           21,313.42
     PAYAHEAD ACCOUNT INTEREST                                                                                280.22
     TOTAL COLLECTION PROCEEDS:                                                                         7,544,449.62
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 152,637,201.37
                                 Principal portion of payments collected (non-prepayments)                             2,202,427.11
                                 Prepayments in full allocable to principal                                            1,756,781.00
                          Collections allocable to principal                                            3,959,208.11
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     610,776.44
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,569,984.55

                   Realized Losses                                                                      1,203,055.90
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    146,864,160.92

          INTEREST
                          Collections allocable to interest                                             2,766,994.78
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       207,470.29
                                                                                                      ---------------
                   Total Interest                                                                       2,974,465.07


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               145,005,341.26
          Beginning of Period Class B Principal Balance                                                 7,900,520.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   21,949,475.42
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           38,158.03
          Aggregate Payahead Balance                                                                       37,496.69
          Aggregate Payahead Balance for preceding Distribution Date                                       27,122.44
          Interest Earned on Payahead Balances                                                                280.22
          Scheduled Payments due in Collection Period                                                   4,878,858.02
          Scheduled Payments collected in Collection Period                                             4,969,421.89
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,203,055.90

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                371   4,385,000.00
          60+ days delinquent                                                                                    338   4,146,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             8,531,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,368,048.66
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.92%
          Delinquency Ratio for third preceding Determination Date                                              3.95%

          Cumulative Defaults for preceding Determination Date                                         14,203,106.43

          Cumulative Net Losses for preceding Determination Date                                       10,251,097.27


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,726,202.89
                          Liquidation Proceeds                                                            610,776.44
                          Recoveries                                                                      207,470.29
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,544,449.62


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,202,427.11
                          Prepayments in full allocable to principal                                    1,756,781.00
                          Principal Balance of Liquidated Receivables                                   1,813,832.34
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,773,040.45

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,773,040.45
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        5,484,388.43
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,484,388.43

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          145,005,341.26
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  735,902.11

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,773,040.45
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 288,652.02

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            7,900,520.00
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          68,076.15


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                268,660.46
                                                                                                      ---------------
                                                                                                          268,660.46

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,179.94
         Servicing Fee (2.0%)                                                                             254,395.34
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            38,158.03
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                          953.98
         Trustee's out-of-pocket expenses                                                                       0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                                 955.66
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted                                               735.902.11
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            735,902.11
  (vi)   Class B Coupon Interest - Unadjusted                                                              68,076.15
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    68,076.15
  (vii)  Class A Principal Distributable Amount - Current Month                                         5,484,388.43
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          5,484,388.43
  (viii) Certificate Insurer Premium                                                                       47,669.66
         Certificate Insurer Premium Supplement                                                           116,267.46
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted                                              288,652.02
         Class B Principal Carryover Shortfall - Previous Month(s)                                        268,660.46
         Current Month Class B Principal Carryover Shortfall                                                    0.00
         Adjusted Class B Principal Distributable Amount                                                  557,312.48
  (xi)   Remaining amounts to Collateral Agent for deposit in Spread Account                              237,190.39


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               145,005,341.26
                   Class A Principal Distributions                                                      5,484,388.43
          Class A End of Period Principal Balance                                                     139,520,952.84

          Class B Beginning of Period Principal Balance                                                 7,900,520.00
                   Class B Principal Distributable Amount                                                 557,312.48
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   7,343,207.52
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    7,343,207.52

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          7,544,449.62
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,033,545.06
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       6,510,904.56

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    6,510,904.56
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     68,076.15
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       6,442,828.41

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   6,442,828.41
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  5,484,388.43
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         958,439.98

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                               958,439.98
           Certificate Insurer Premium                                                                     47,669.66
           Certificate Insurer Premium Supplement                                                         116,267.46
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         794,502.86

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      794,502.86
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         288,652.02
      (iii)Prior month(s) carryover shortfalls                                                            268,660.46
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              237,190.39
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                237,190.39

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               8,531,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  8,531,000.00

                          Aggregate Gross Principal Balance as of the close of                        159,626,422.93
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            5.34%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.34%
                          Delinquency Ratio for second preceding Determination Date                             4.92%
                          Delinquency Ratio for third preceding Determination Date                              3.95%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.74%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 14,203,106.43
                                 Current Period Defaulted Receivables                                   1,368,048.66
                                                                                                      ---------------
                                 Total                                                                 15,571,155.09

                                 Cumulative Defaulted Receivables                                      15,571,155.09
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     7.38%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,813,832.34

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (818,246.73)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   995,585.61
                                 Cumulative Previous Net Losses                                        10,251,097.27
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,246,682.88
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    5.33%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      43.74
          Weighted Average Annual Percentage Rate                                                              20.38%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    19,826,661.65
                          19.5% of Outstanding Certificate Balance                                                    28,638,511.27
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          44,059,248.11

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            146,864,160.36
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               44,059,248.11
          Beginning of Period Spread Account Balance                                                   21,949,475.42
          Spread Account Deposit (Withdrawal) from Current Distributions                                  237,190.39
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               21,872,582.30
          Earnings on Spread Account Balance                                                               79,351.65
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                22,266,017.46

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.6958992
                   Class B Principal %                                                                          5.00%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             734,320.75
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      7,343,207.52
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  3,819.85
          Amount of Reserve Fund deposit (withdrawal)                                                      (3,819.85)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                       7/15/99
Collection Period                                                          6/99

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                        $0.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                             $0.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                         $0.00

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                    $0.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.00

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $0.00

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $7,444,469.04

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $289,235.74

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                 $7,155,233.30

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $80.92

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $3.14

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $5.07

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $185,173,925.17

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $159,656,507.45

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8621976

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $351,316.22

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,857.79

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $9.76

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                           $178,230,290.93
                          Spread Account Balance                                                      $20,162,048.99

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $72,596.11

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $222,101.81

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,549,175.35

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 400
                          Aggregate Gross Amount                                                       $4,996,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 335
                          Aggregate Gross Amount                                                       $4,051,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.68%

          (b)      Average Delinquency Ratio                                                                    4.12%

          (c)      Cumulative Default Ratio                                                                     5.45%

          (d)      Cumulative Net Loss Ratio                                                                    4.84%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         8,628,256.61
     LOCK BOX NSF ITEMS:                                                                                  (86,255.76)
     TOTAL COLLECTION PROCEEDS:                                                                         8,542,000.86
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 185,173,925.17
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       185,173,925.17
                                 Principal portion of payments collected (non-prepayments)                             2,512,228.26
                                 Prepayments in full allocable to principal                                            2,054,877.00
                          Collections allocable to principal                                            4,567,105.26
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     827,353.63
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      5,394,458.89

                   Realized Losses                                                                      1,549,175.35
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    178,230,290.93

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             2,868,948.12
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       278,593.85
                                                                                                      ---------------
                   Total Interest                                                                       3,147,541.97

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                                       0.00
          Beginning of Period Class A-2 Principal Balance                                              59,279,740.75
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   20,089,452.88
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           42,693.01
          Scheduled Payments due in Collection Period                                                   5,736,550.20
          Scheduled Payments collected in Collection Period                                             5,381,176.38
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,549,175.35

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                400   4,996,000.00
          60 - 89 days delinquent                                                                                200   2,401,000.00
          90 - 119 days delinquent                                                                                83   1,027,000.00
          120+ days delinquent                                                                                    52     623,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             9,047,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,485,199.40
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.38%
          Delinquency Ratio for third preceding Determination Date                                              3.31%

          Cumulative Defaults for preceding Determination Date                                         11,612,022.83

          Cumulative Net Losses for preceding Determination Date                                       10,280,133.22

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              7,436,053.38
                          Liquidation Proceeds                                                            827,353.63
                          Recoveries                                                                      278,593.85
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                   34.91
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                      N/A
                          Investment earnings from Collection Account                                      24,966.96
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     8,567,002.73

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,512,228.26
                          Prepayments in full allocable to principal                                    2,054,877.00
                          Principal Balance of Liquidated Receivables                                   2,376,528.98
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       6,943,634.24

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   178,230,290.93
                                                                                                      ---------------
                                                                                                      160,407,261.84


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         90.1%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    35.5%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       6,943,634.24
                   Times Class A Noteholders' Percentage                                                        90.1%
                                                                                                      ---------------
                                                                                                        6,256,214.45
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               6,256,214.45

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                           0.00
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                        0.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  59,279,740.75
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  289,235.74

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            8,567,002.73
                   minus
                   Class A Principal and Interest Distributable Amount                                  7,088,508.15
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               2,199.91
                   Standby Servicer distributions                                                           3,857.79
                   Servicer distributions                                                                 351,316.22
                   Insurance and Reimbursement Obligations                                                222,101.81
                                                                                                      ---------------
                                                                                                          899,018.85
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,857.79
         Servicing Fee (2.0%)                                                                             308,623.21
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            42,693.01
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                              1,157.34
         Indenture Trustee's out-of-pocket expenses                                                             0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                               1,042.57
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                                0.00
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                                0.00
     (B) Class A-2 Interest Distributable Amount - Current Month                                          289,235.74
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          289,235.74
  (vi)(A)Class A-3 Note Interest - Unadjusted                                                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-3 Interest Shortfall                                                             0.00
         Adjusted Class A-3 Interest Distributable Amount                                                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                                                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-4 Interest Shortfall                                                             0.00
         Adjusted Class A-4 Interest Distributable Amount                                                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month                                         6,256,214.45
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Total Adjusted Distributable Amount                                                    6,256,214.45
         Class A Principal Distribution Amount to Class A-1                                                     0.00
         Class A Principal Distribution Amount to Class A-2                                             6,256,214.45
         Class A Principal Distribution Amount to Class A-3                                                     0.00
         Class A Principal Distribution Amount to Class A-4                                                     0.00
  (viii) Note Insurer Premium                                                                              88,305.54
         Note Insurer Premium Supplement                                                                  133,796.27
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                           899,018.85
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                  899,018.85
         Amount to Class A-3 Noteholders                                                                        0.00
         Amount to Class A-4 Noteholders                                                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount                                       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount                                      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                         0.00
         Spread Account withdrawal for deficiencies                                                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                        0.00
                   Class A-1 Principal Distributions                                                            0.00
          Class A-1 End of Period Principal Amount (prior to turbo)                                             0.00
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                              0.00

          Class A-2 Beginning of Period Principal Amount                                               59,279,740.75
                   Class A-2 Principal Distributions                                                    6,256,214.45
          Class A-2 End of Period Principal Amount (prior to turbo)                                    53,023,526.31
                   Additional Principal Distribution                                                      899,018.85
          Class A-2 End of Period Principal Amount                                                     52,124,507.45

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           8,567,002.73
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    357,373.92
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        8,209,628.81

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           8,209,628.81
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           289,235.74
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,920,393.07

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          7,920,393.07
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,795,497.24

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    7,795,497.24
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,377,335.11

CLASS A   DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           7,377,335.11
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         6,256,214.45
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,121,120.66

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          1,121,120.66
     (vi) Note Insurer Premium                                                                             88,305.54
     (v)  Note Insurer Premium Supplement                                                                 133,796.27
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          899,018.85


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               9,047,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  9,047,000.00

                          Aggregate Gross Principal Balance as of the close of                        193,329,065.98
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.68%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.68%
                          Delinquency Ratio for second preceding Determination Date                             4.38%
                          Delinquency Ratio for third preceding Determination Date                              3.31%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.12%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 11,612,022.83
                                 Current Period Defaulted Receivables                                   1,485,199.40
                                                                                                      ---------------
                                 Total                                                                 13,097,222.23

                                 Cumulative Defaulted Receivables                                      13,097,222.23
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     5.45%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                          63,000.00
                                 Principal Balance of Delinquent Accts > 90 < 120 days                  1,027,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                     1,136,500.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,376,528.98

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                              (1,105,947.48)
                                                                                                      ---------------
                                 Net Losses                                                             2,407,081.50
                                 Cumulative Previous Net Losses                                        10,280,133.22
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,054,500.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,632,714.72
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    4.84%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      45.80
          Weighted Average Annual Percentage Rate                                                              20.42%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 178,230,290.93
                          minus the Securities Balance                                                159,656,507.45
                                                                                                      ---------------
                                                                                                       18,573,783.48
                          divided by the Aggregate Principal Balance                                           10.42%

          Floor OC Percent
                   Aggregate Principal Balance                                                        178,230,290.93
                   minus the Securities Balance                                                       159,656,507.45
                                                                                                      ---------------
                                                                                                       18,573,783.48
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                7.73%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    159,656,507.45
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    19.50%
                                   if a Portfolio Performance Event of Default, 30%                                           35.00%
                                   if an Insurance Agreement Event of Default, unlimited                                     100.00%
                                                                                                              100.00%
                                   times the Aggregate Principal Balance                              178,230,290.93
                                                                                                      ---------------
                                                                                                      178,230,290.93
                   Requisite Amount                                                                   178,230,290.93

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

          Required Spread Account Amount                                                              178,230,290.93
          Beginning of Period Spread Account Balance                                                   20,089,452.88
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                              158,140,838.05
          Earnings on Spread Account Balance                                                               72,596.11
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                20,162,048.99


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5


Distribution Date                                                        7/15/99
Collection Period                                                           6/99

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $5,486,729.56

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $25,804.60

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,460,924.96

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                      $168.82

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.79

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $168.03

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $373,937.50

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $373,937.50

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.83

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.83

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $389,243.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $389,243.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $4.78

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $4.78

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $3,258,704.64

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $407,719.46

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $2,850,985.18

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $32.59

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $4.08

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $28.51

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $91,417.71

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $91,417.71

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $4.91

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         4.91

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $269,144,399.16

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                $260,832,489.03

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9691173

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $502,637.20

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,607.17

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $15.47

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $80,858,071.60
                          Spread Account Balance                                                      $23,146,176.71

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $304,251.22

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $539,948.45

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,745,439.46

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 516
                          Aggregate Gross Amount                                                       $6,679,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 377
                          Aggregate Gross Amount                                                       $4,668,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.05%

          (b)      Average Delinquency Ratio                                                                    3.55%

          (c)      Cumulative Default Ratio                                                                     3.50%

          (d)      Cumulative Net Loss Ratio                                                                    2.06%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                        11,003,448.57
     LOCK BOX NSF ITEMS:                                                                                 (154,463.90)
     TOTAL COLLECTION PROCEEDS:                                                                        10,848,984.67
     FOR DISTRIBUTION DATE:                                                                                  7/15/99
     FOR DETERMINATION DATE:                                                                                  7/8/99
     FOR COLLECTION PERIOD:                                                                                     6/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 269,144,399.16
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       269,144,399.16
                                 Principal portion of payments collected (non-prepayments)                              3,443,579.42
                                 Prepayments in full allocable to principal                                             2,142,711.00
                          Collections allocable to principal                                            5,586,290.42
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     980,180.25
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      6,566,470.67

                   Realized Losses                                                                      1,745,439.46
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    260,832,489.03

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                  34,352,728.96
                                                                                                      ---------------
                   Balance of Prefunding Account                                                                0.00



          INTEREST
                          Collections allocable to interest                                             4,119,867.38
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       162,646.62
                                                                                                      ---------------
                   Total Interest                                                                       4,282,514.00

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                               5,657,870.25
          Beginning of Period Class A-2 Principal Balance                                              77,500,000.00
          Beginning of Period Class A-3 Principal Balance                                              81,375,000.00
          Beginning of Period Class A-4 Principal Balance                                              85,986,528.91
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   22,841,925.50
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           54,063.20
          Scheduled Payments due in Collection Period                                                   8,048,603.04
          Scheduled Payments collected in Collection Period                                             7,563,446.80
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,745,439.46

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                516   6,679,000.00
          60 - 89 days delinquent                                                                                220   2,756,000.00
          90 - 119 days delinquent                                                                               102   1,246,000.00
          120+ days delinquent                                                                                    55     666,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                       11,347,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,663,707.06

          Delinquency Ratio for second preceding Determination Date                                             3.69%
          Delinquency Ratio for third preceding Determination Date                                              2.92%

          Cumulative Defaults for preceding Determination Date                                          9,181,094.02

          Cumulative Net Losses for preceding Determination Date                                        4,649,993.01
          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                            0.00
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              9,706,157.80
                          Liquidation Proceeds                                                            980,180.25
                          Recoveries                                                                      162,646.62
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                           0.21
                          Investment earnings from Interest Reserve Account                                     1.25
                          Investment earnings from Collection Account                                      31,365.47
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                    10,880,351.60
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     3,443,579.42
                          Prepayments in full allocable to principal                                    2,142,711.00
                          Principal Balance of Liquidated Receivables                                   2,725,619.71
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       8,311,910.13

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                    No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       8,311,910.13
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           5,460,924.96

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                               No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       8,311,910.13
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                2,850,985.18

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   5,657,870.25
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   25,804.60

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  77,500,000.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  373,937.50

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,375,000.00
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  389,243.75

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  85,986,528.91
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  407,719.46

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   91,417.71

          Excess Interest Amount
                   Total Distribution Amount                                                           10,880,351.60
                   minus
                   Class A Principal and Interest Distributable Amount                                  9,600,033.15
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               3,364.30
                   Standby Servicer distributions                                                           5,607.17
                   Servicer distributions                                                                 502,637.20
                   Insurance and Reimbursement Obligations                                                539,948.45
                                                                                                      ---------------
                                                                                                          228,761.33
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                   5,607.17
                     Backup Servicer  Fee                                                                   6,500.00
                     Servicing Fee (2.0%)                                                                 448,574.00
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                54,063.20
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                  1,682.15
                     Indenture Trustee's out-of-pocket expenses                                                 0.00
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                   1,682.15
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                               25,804.60
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                               25,804.60
                 (B) Class A-2 Interest Distributable Amount - Current Month                              373,937.50
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                              373,937.50
                 (C) Class A-3 Interest Distributable Amount - Current Month                              389,243.75
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                     389,243.75
                 (D) Class A-4 Interest Distributable Amount - Current Month                              407,719.46
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                     407,719.46
                 (E) Class A-5 Interest Distributable Amount - Current Month                               91,417.71
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      91,417.71
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         5,460,924.96
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        5,460,924.96
                     Class A Principal Distribution Amount to Class A-1                                 5,460,924.96
                     Class A Principal Distribution Amount to Class A-2                                         0.00
                     Class A Principal Distribution Amount to Class A-3                                         0.00
          (vii)      Class A-4 Principal Distributable Amount                                           2,850,985.18
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                 108,680.20
                     Short-Term Reinsurance                                                                33,074.51
                     Long-Term Reinsurance                                                                180,833.33
                     Note Insurer Premium Supplement                                                      217,360.41
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                  222,261.33

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                5,657,870.25
                     Class A-1 Principal Distributions                                                  5,460,924.96
          Class A-1 End of Period Principal Amount                                                        196,945.29

          Class A-2 Beginning of Period Principal Amount                                               77,500,000.00
                     Class A-2 Principal Distributions                                                          0.00
          Class A-2 End of Period Principal Amount                                                     77,500,000.00

          Class A-3 Beginning of Period Principal Amount                                               81,375,000.00
                     Class A-3 Principal Distributable Amount                                                   0.00
          Class A-3 End of Period Principal Amount                                                     81,375,000.00

          Class A-4 Beginning of Period Principal Amount                                               85,986,528.91
                     Class A-4 Principal Distributable Amount                                           2,850,985.18
          Class A-4 End of Period Principal Amount                                                     83,135,543.74

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                         260,832,489.03

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                      10,880,351.60
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                543,913.27
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                   10,336,438.33

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                        10,336,438.33
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                         373,937.50
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,962,500.83

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                         9,962,500.83
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                         389,243.75
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,573,257.08

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                         9,573,257.08
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                         407,719.46
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,165,537.62

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                         9,165,537.62
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          91,417.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,074,119.91

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                         9,074,119.91
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       5,460,924.96
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    3,613,194.95

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        3,613,194.95
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      2,850,985.18
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                      762,209.78

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                          762,209.78
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                      762,209.78

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                         762,209.78
     (vi)     Note Insurer Premium                                                                        322,588.04
     (v)      Note Insurer Premium Supplement                                                             217,360.41
              Deficiency Amount                                                                                 0.00
              Withdrawal from Spread Account to Cover Deficiency                                                0.00
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                      222,261.33


CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,347,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                 11,347,000.00

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                   280,009,869.06

                   DELINQUENCY RATIO                                                                            4.05%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.05%
                          Delinquency Ratio for second preceding Determination Date                             3.69%
                          Delinquency Ratio for third preceding Determination Date                              2.92%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    3.55%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  9,181,094.02
                                 Current Period Defaulted Receivables                                   1,663,707.06
                                                                                                      ---------------
                                 Total                                                                 10,844,801.08

                                 Cumulative Defaulted Receivables                                      10,844,801.08

                                 Original Pool Balance                                                275,647,271.04
                                 Add: Subsequent Receivables                                           34,352,728.96
                                                                                                      ---------------
                                 Total Original Balance                                               310,000,000.00

                   Cumulative Default Ratio                                                                     3.50%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         666,000.00
                                 Principal Balance of Delinquent Accts >90 <120 days                    1,246,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                     1,289,000.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                         Liquidated Receivables                                         2,725,619.71

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                              (1,142,826.87)
                                                                                                      ---------------
                                 Net Losses                                                             2,871,792.84
                                 Cumulative Previous Net Losses                                         4,649,993.01
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,138,000.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  6,383,785.85
                                 Original Pool Balance                                                310,000,000.00

                   Cumulative Net Loss Ratio                                                                    2.06%



ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.84
          Weighted Average Remaining Term                                                                      48.54
          Weighted Average Annual Percentage Rate                                                              20.24%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                              8.8%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                      54,774,822.70
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                67,816,447.15
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         80,858,071.60
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

                   Requisite Amount                                                                    80,858,071.60

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      7,750,000.00
                          Outstanding Certificate Balance                                                            260,832,489.03
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         7,750,000.00


          Required Spread Account Amount                                                                              80,858,071.60
          Beginning of Period Spread Account Balance                                                                  22,841,925.50
          Additional Deposit for Subsequent Receivables Transfer                                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                                 222,261.33
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                              57,793,884.78
          Earnings on Spread Account Balance                                                                              81,989.89
          Amount of Spread Account deposit (withdrawal)                                                                        0.00
          Net Spread Account Withdrawal to Seller                                                                              0.00
          Ending Spread Account Balance                                                                               23,146,176.71



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:
                        ---------------------------------
                Name:           James L. Stock
                        ---------------------------------
                Title:          Vice President
                        ---------------------------------